UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 15, 2021.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF AND UPON EXERCISE OF THE ADDITIONAL WARRANTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SECURITIES AND SHARES ISSUABLE ON EXERCISE OF THE ADDITIONAL WARRANTS MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNIT PURCHASE WARRANT

INTELGENX TECHNOLOGIES CORP.

Units: 130,000,000	Issue Date: May 14, 2021

THIS UNIT PURCHASE WARRANT (the "Warrant") certifies that, for value received, ATAI LIFE SCIENCES AG (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 5:00 p.m. (New York City time) on May 14, 2024 (the "Termination Date") but not thereafter, to subscribe for and purchase from IntelGenx Technologies Corp., a Delaware corporation (the "Company"), up to 130,000,000 Additional Units for the applicable Additional Subscription Proceeds.

Section 1. Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain amended and restated securities purchase agreement (the "Purchase Agreement"), dated as of May 14, 2021, between the Company and the Holder, a copy of which is attached as Exhibit A hereto.

Section 2. Exercise.

Section 2.01 Purchase of Additional Units.  Until the Termination Date, the Holder may, pursuant to this Warrant, purchase Additional Units, in accordance with the terms and conditions for the purchase of Additional Units set forth in the Purchase Agreement, including, without limitation, the terms and conditions for the purchase of Additional Units set out in Sections 2.2, 6.1, 6.2, 6.3 and 6.4 of the Purchase Agreement.

Section 2.02 Listing on the Toronto Stock Exchange.  Notwithstanding Section 2.01 or anything else to the contrary in this Warrant, this Warrant shall not be exercisable until such time as the shares of common stock of the Company are listed on the Toronto Stock Exchange and, if required, the Toronto Stock Exchange has approved the listing of the shares of common stock issuable upon the exercise of this Warrant and the Additional Warrants.

Section 3. Transfer of Warrant.

Section 3.01 Transferability.  The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber this Warrant (i) except to an Affiliate or a successor of its business or as the Company may otherwise consent, and (ii) unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.  Transfer of the Warrant can be undertaken by delivery of the Warrant Transfer Form, attached as Exhibit B hereto, to the Company at the Company's offices.  The Company undertakes to use commercially reasonable efforts to effect such transfer and issue a Warrant Certificate in the name of the transferee within 3 Business Days of receipt thereof.  The Company reserves the right to refuse to transfer any Warrant if such transfer would be in violation of this Section 3.01 or of any securities laws, including but not limited to the U.S. Securities Act.

Section 3.02 New Warrants. This Warrant may be divided or combined with other warrants identical with this Warrant except as to the number of Additional Units issuable pursuant thereto upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 3.01, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the Warrant or warrants to be divided or combined in accordance with such notice.  All warrants issued on transfers or exchanges shall be dated the Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Additional Units issuable pursuant thereto.

Section 3.03 Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 4. Miscellaneous.

Section 4.01 No Rights as Stockholder Until Exercise; No Settlement in Cash.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.01.  In no event will the Company be required to net cash settle a Warrant exercise.

Section 4.02 Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Additional Shares or Additional Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Section 4.03 Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 4.04 Authorized Shares.  The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of the Additional Shares upon the exercise of any purchase rights under this Warrant and the shares of common stock underlying the Additional Warrants upon the exercise of any purchase rights under the Additional Warrants.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Additional Shares and the shares of common stock underlying the Additional Warrants upon the exercise of the purchase rights under this Warrant in accordance with the terms and conditions hereof.

Section 4.05 Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

Section 4.06 Restrictions.  The Holder acknowledges that the Additional Shares acquired upon the exercise of this Warrant and the shares of common stock acquired upon the exercise of the Additional Warrants, if not registered, will have restrictions upon resale imposed by state, federal and provincial securities laws. The certificate or DRS statement representing the Additional Shares issued upon such exercise of the Warrant and the shares of common stock issued upon such exercise of the Additional Warrants shall bear the following legends:

"[TO BE INCLUDED IN THE EVENT THAT THIS WARRANT IS EXERCISED ON OR BEFORE SEPTEMBER 15, 2021:] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 15, 2021."

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS."

 The Holder acknowledges that the Additional Warrants acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state, federal and provincial securities laws. The certificate representing the Additional Warrants issued upon such exercise of the Warrant shall bear the following legends:

"THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.  "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

Section 4.07 Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

Section 4.08 Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

Section 4.09 Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder.

Section 4.10 Amendment.  Subject to any required stock exchange approval, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

Section 4.11 Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

Section 4.12 Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

INTELGENX TECHNOLOGIES CORP.

By:__________________________________________

      Name:

      Title:

EXHIBIT A

PURCHASE AGREEMENT

EXHIBIT B

WARRANT TRANSFER FORM

TO: INTELGENX TECHNOLOGIES CORP.	Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "transferee"),

(please type or print in block letters)

(insert address)

its right to purchase up to __________ Additional Units and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature of Holder or authorized officer if Holder is an entity: ___________________________________________

To be completed by transferee.

In connection with this transfer: (check one):

______ The undersigned transferee hereby certifies that (i) it is not a U.S. person and was not offered the Warrant while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring the Warrant on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______ The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer has been registered under the U.S. Securities Act or is exempt from registration thereunder.

Signature of transferee or authorized officer if transferee is an entity